Exhibit 10.5

NEW SHRIMP FARM DEVELOPMENT CONTRACT

DATED THE 30TH DAY OF JUNE 2022

BETWEEN

NORTH CUBE SDN BHD

(Company No. 1201363-X)

AND

MEGAN MEZANIN SDN BHD

(Company No. 1361462-A)

FARM IMPROVEMENT WORKS CONTRACT

THIS CONTRACT IS MADE ON THE 30TH DAY OF JUNE 2022

PARTIES

BETWEEN

1.	NORTH CUBE SDN BHD (Company No. 1201363-X), a company incorporated under the laws of Malaysia and having its registered address at B-3-12, Kiaramas Gateway, Jalan Desa Kiara, Mont Kiara 50480 Kuala Lumpur. (“Client”) of the one part;

AND

2.	MEGAN MEZANIN SDN BHD (Company No. 1361462-A), a company incorporated in Malaysia with its registered office at 55-2, Jalan Equine 10, Taman Equine, 43300 Seri Kembangan, Selangor. (“Contractor”) of the other part.

each a “Party” and collectively, “Parties”.

RECITALS

WHEREAS

A.	The Client is principally engaged in the prawn farming business and is the owner of a Shrimp Farm located at Umas-Umas, Tawau.

B.	The Contractor is principally engaged in the construction business.

C.	The Client has agreed to engage the contractor to carry out the improvement works for the Shrimp Farm, subject to the terms and conditions set out herein.

CONTRACT TERMS

1.	The contractor will carry out the upgrading works based on the scope of works spelled out in Appendix 1. The estimation of cost is included in Appendix 1.

1.	The client agreed to pay the contractor each billing based on the work done in accordance to Appendix 1. It is agreed that the deviation of cost shall not be more than 10% of the estimation cost in Appendix 1, failing which the contractor has to bear the cost of deviation in excess of 10% of the estimation cost in Appendix 1.

2.	The upgrading works to be completed within 18 months from this contract.

3.	The Contractor is agreeable to give 1-month credit term to the Client to pay the invoice of the contract.

IN WITNESS HEREOF, the Parties hereto have executed this Agreement on the day first above written.

The Common Seal of	)
NORTH CUBE SDN BHD	)
(Company No. 1201363-X))
is hereby affixed in the presence of:	)

Signed by and on behalf of	)
MEGAN MEZANIN SDN BHD	)
(Company No. 1361462-A))
in the presence of:	)

APPENDIX 2

COMPONENT DETAILS AND IMPLEMENTATION GANTT CHART

MONTH
ITEM	DESCRIPTION	Jul-22	Aug-22	Sep-22	Oct-22	Nov-22	Dec-22	Jan-23	Feb-23	Mar-23	Apr-23	May-23	Jun-23	Jul-23	Aug-23	Sep-23	Oct-23	Nov-23	Dec-23
1	BASIC INFRASTRUCTURE
Land Clearing and Levelling
Seawater Intake System
Water Reservoir
Water Inlet System
Water Outlet System
Water Treatment Pond
Fencing Works

2	MAIN ELECTRICAL WORKS
Substation and Gen Set Room
Cabling Works

3	BUILDING WORKS
Earthwork
Road and Drainage Works
Building Structural Works and Electrical Works

4	SHRIMP PONDS
Earthwork
Electrical Works
Farm Equipment
Farm Machinery
Smart Monitoring System

5	REGULATORY REQUIREMENTS
EIA Study
Building Approval
Professional Fee

6	PROCESSING FACTORY
Main Building Works
Factory Machinery and Equipment

TOTAL

PROJECT: NEW SHRIMP FARM DEVELOPMENT PROJECT AT WAKUBA

CLIENT: NORTH CUBE SDN BHD

APPENDIX 1: BILL OF QUANTITY

Item	Description	Unit	Rate (RM)	Quantity	Amount (RM)

1.0	BASIC INFRASTRUCTURE

A	Land Clearing and Levelling
i	Land Clearing
	Removal of trees, stumps, and other vegetation from wooded areas.	acre	4,000.00	111.00	444,000.00
ii	Land Levelling
	Formation of ground level by backfilling of suitable earth, carried out in layers of not more than 200mm, thoroughly wetted and compacted by rolling.	m3	35.00	449,106.00	15,718,710.00

B	Seawater Intake System
	Construction of seawater intake system, consists of Pump House, Submersible Intake Pumps, 30’ diameter pipeline (450 metre), service walkway.	L.S.	-	-	6,000,000.00

C	Water Reservoir
i	Bund Formation
	Filling of suitable materials for bund formation, including surface compaction and trimming of sides for bund.	m3	40.00	16,368.00	654,720.00
ii	Pump sump c/w submersible pump, inclusive of switchboard and wiring works.	set	85,000.00	5.00	425,000.00
iii	Concrete laying on Water Reservoir bottom level, plastic lining on sides for bund.	L.S.	-	-	500,000.00

D	Water Inlet System
i	Bund Formation
	Filling of suitable materials for bund formation, including surface compaction and trimming of sides for bund.	m3	40.00	38,400.00	1,536,000.00
ii	Water Distribution Canal
	Supply and installation of Polyurethane pipe as water distribution system from water reservoir to shrimp ponds.	m	750.00	3,200.00	2,400,000.00
iii	Box culvert for road crossing	nos	50,000.00	5.00	250,000.00

E	Water Outlet System
i	Bund Formation
	Filling of suitable materials for bund formation, including surface compaction and trimming of sides for bund.	m3	40.00	89,808.00	3,592,320.00

F	Water Treatment Pond
i	Bund Formation
	Filling of suitable materials for bund formation, including surface compaction and trimming of sides for bund.	m3	40.00	4,080.00	163,200.00

G	Fencing Works
i	Supply and Installation of Perimeter Fencing	m	250.00	2,800.00	700,000.00
	- Metal Clad Hoarding
	- Height: 1800mm

	TOTAL FOR ITEM 1				32,383,950.00

2.0	MAIN ELECTRICAL WORKS

A	Substation and Gen Set Room
I	Construction of Substation and Gen Set Room, installation of Transformer, Switchgears, MSB, Gen Set, Cabling Works, etc.	lot	1,200,000.00	3.00	3,600,000,00

B	Cabling Works
i	Cabling works inclusive of:	L.S.	1,500,000.00	-	1,500,000.00
	- Concrete Pole installation
	- Main cabling installation (8x 1C/150mm2 AL/PVC cable)
	- Sub cabling installation (4x 1C/150mm2 AL/PVC cable)

	TOTAL FOR ITEM 2				5,100,000.00

3.0	BUILDING WORKS

A	Earthwork
i	To cut and fill existing hills to formation level	sqm	22.50	57,000.00	1,282,500.00

B	Road and Drainage Works
	To construct gravel road, car park area, drainage works and turfing works (Total Area: 33,500 sqm)	L.S.	500,000.00	-	500,000.00

PROJECT: NEW SHRIMP FARM DEVELOPMENT PROJECT AT WAKUBA

CLIENT: NORTH CUBE SDN BHD

APPENDIX 1: BILL OF QUANTITY

Item	Description	Unit	Rate (RM)	Quantity	Amount (RM)

C	Building Structural Works and Electrical Works
i	Farm Office	sqm	2,500.00	200.00	500,000.00
ii	Canteen	sqm	1,000.00	440.00	440,000.00
	Worker’s Quarters	sqm	1,000.00	1,950.00	1,950,000.00
	Main Feed Store	sqm	1,000.00	440.00	440,000.00
	Sub Feed Store	sqm	1,000.00	400.00	400,000.00
	Workshop	sqm	1,000.00	120.00	120,000.00
	Surau	sqm	1,000.00	100.00	100,000.00
	Guard House	sqm	1,000.00	10.00	10,000.00

	TOTAL FOR ITEM 3				5,742,500.00

4.0	SHRIMP PONDS

A	Earthwork
i	Construction of Shrimp Ponds, inclusive of bund construction, excavation and levelling of pond bottom, installation of central discharge system, control gate with box culvert and wingwall, central discharge pipe, feeding platform.	nos	225,000.00	96.00	21,600,000.00

B	Electrical Works
i	Cabling system from control panel to paddle wheel, c/w necessary termination works and necessary minimum manual excavation to put the cable in soil.	m	12.50	72,000.00	900,000.00
ii	Control Panel	nos	4,000.00	100.00	400,000.00

C	Farm Equipment
i	Paddle Wheel (3 Phase 415V, 1hp)	unit	1,600.00	1,250.00	2,000,000.00

D	Farm Machinery
i	Excavator	unit	2.00	450,000.00	9000,000.00
ii	Farm Tractor	unit	4.00	75,000.00	300,000.00

E	Smart Monitoring System
i	Installation of Smart Monitoring System for farming, inclusive of sensor probe, data transmission module and data centre	set	70,000.00	96.00	6,720,000.00

	TOTAL FOR ITEM 4				32,820,000.00

5.0	REGULATORY REQUIREMENTS

A	EIA Study
	Conduct PMM Study according to Department of Environment’s requirements.	L.S.		100,000.00	100,000.00

B	Building Approval
	Building Approval from Local Authority	L.S.		200,000.00	200,000.00

C.	Professional Fee
	Professional Fee on Consultation for C&S and M&E Consultants, QS	L.S.		400,000.00	400,000.00

	TOTAL FOR ITEM 5				700,000.00

6.0	PROCESSING FACTORY

A	Main Building Works
i	Construction of the Processing Factory, inclusive of main civil and structural works, main and small electrical works, building internal works	m2	4,000.00	3,000.00	12,000,000.00

B	Factory Machinery and Equipment
i	Factory Processing Machinery	L.S.	-	-	18,000,000.00
	Purchase and Installation of Frozen Shrimp Processing machinery, eg: Sizing Machine, Sorting Machine, Peeling Machine, IQF Freezer, Blast Freezer, Glazing Machine, Metal Detector, Flake Ice Machine, Plate Ice Machine

	TOTAL FOR ITEM 6				30,000,000.00
	TOTAL PROJECT COST (ITEM 1 TO 6)				106,746,450.00

MEGAN MEZANIN SDN BHD
(202001005142(1361462-A))
B-01-07, GATEWAY CORPORATE SUITE
GATEWAY KIARAMAS, NO. 1 JALAN DESA KIARA
50480 MONT KIARA, WP KUALA LUMPUR
EMAIL: mmsb.general@gmail.com

Date: 26 October 2023

NORTH CUBE SDN BHD

B-03-11, Gateway Corporate Suites

Jalan Desa Kiara

50480 Mont Kiara

Kuala Lumpur.

WAKUBA NEW SHRIMP FARM DEVELOPMENT PROJECT

EXTENSION OF TIME

Further to our previous discussions on the progress of the abovementioned project, this letter serves as a mutual agreement from both parties that there will be an Extension of Time (EoT) for this project. The timeline for the development of this project will be extended for 12 months, and the new Date of Completion will be 31 December 2024.

We shall also complete all the farm related components by 31 December 2023, to enable the full operations of the farm ponds.

Based on our previous discussions, the cost incurred for this project is reflected in the following table:

Component		Cost to be Incurred as of 31 December 2023 (RM)	Cost to be Incurred as of 31 December 2024 (RM)
Basic Infrastructure
I.	Land Clearing and Levelling	16,162,710.00	0.00
II.	Seawater Intake System	6,000,000.00	0.00
III.	Water Reservoir	1,579,720.00	0.00
IV.	Water Inlet System	4,186,000.00	0.00
V.	Water Outlet System	3,592,320.00	0.00
VI.	Water Treatment Pond	163,200.00	0.00
VII.	Fencing Works	700,000.00	0.00
Sub Total		32,383,950.00	0.00
Main Electrical Works
I.	Substation and Gen Set Room	1,200,000.00	2,400,000.00
II.	Cabling Works	0.00	1,500,000,00
Sub Total		1,200,000.00	3,900,000.00
Building Works
I.	Earthwork	1,282,500.00	0.00
II.	Road and Drainage Works	0.00	500,000.00
III.	Building Structural Works and Electrical Works	0.00	4,460,000.00
Sub Total		1,282,500.00	4,460,000.00

MEGAN MEZANIN SDN BHD

(202001005142(1361462-A))

B-01-07, GATEWAY CORPORATE SUITE
GATEWAY KIARAMAS, NO. 1 JALAN DESA KIARA
50480 MONT KIARA, WP KUALA LUMPUR
EMAIL: mmsb.general@gmail.com

Shrimp Ponds
I.	Earthwork	20,250,000.00	1,350,000.00
II.	Electrical Works	1,300,000.00	0.00
III.	Farm Equipment	1,750,000.00	250,000.00
IV.	Farm Machinery	0.00	1,200,000.00
V.	Smart Monitoring System	0.00	6,720,000.00
Sub Total		23,300,000.00	9,520,000.00
Regulatory Requirements
I.	EIA Study	0.00	100,000.00
II.	Building Approval	0.00	200,000.00
III.	Professional Fee	0.00	400,000.00
Sub Total		0.00	700,000.00
Processing Factory
I.	Main Building Works	0.00	12,000,000.00
II.	Factory Machinery and Equipment	0.00	18,000,000.00
Sub Total		0.00	30,000,000.00
GRAND TOTAL		58,166,450.00	48,580,000.00

The balance development cost of RM48,580,000.00 will be incurred after 30 June 2024.

Thank you.

Yours faithfully,